AMERICAN INDEPENDENCE FUNDS TRUST

(the “Trust”)

SUPPLEMENT DATED MAY 27, 2016
TO THE
PROSPECTUS DATED FEBRUARY 29, 2016

AS AMENDED MAY 16, 2016

RX DYNAMIC STOCK FUND (TICKERS: FMGRX, IFCSX, FMGCX)

 (the “Fund”)

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS LISTED ABOVE.

A Special Meeting of Shareholders was held on May 27, 2016 (the “Meeting”) to approve two proposals: (1) To approve a new Investment Sub-Advisory Agreement between RiskX Investments, LLC (“RiskX Investments”) and Navellier & Associates, Inc. (“Navellier”) on behalf of the Rx Dynamic Stock Fund (the “Fund”) and (2) To approve a change in the Fund’s diversification status from diversified to non-diversified.

PROPOSAL 1: Approval of Investment Sub-Advisory Agreement

The shareholders of the Fund approved the proposed Investment Sub-Advisory Agreement between RiskX Investments and Navellier. Effective immediately, the Prospectus is changed as follows:

•        In the section titled “Principal Investment Strategies, Risks and Performance” on page 3, the sub-section “Principal Strategies” is deleted and replaced in its entirety as follows:

Principal Strategies. The Fund seeks long-term capital appreciation by allocating among a concentrated portfolio of equity positions and cash. Stocks will be evaluated with a growth-oriented approach to selecting the equities of companies that Navellier considers to have superior appreciation potential. The allocation among stocks and cash is determined by a proprietary “Dynamic Asset Allocation” model that seeks to respond quickly to changing market conditions.

Unlike other “fully invested” equity funds, the Fund uses cash as a defensive hedge. During market volatility, the portfolio is designed to methodically rotate from 100% equity to as much as 100% cash. The Fund will have a concentrated portfolio with a maximum of 20 securities; therefore, the Fund will be a non-diversified fund as that term is defined under the 1940 Act.

➢  Between 0% - 100% of the Fund’s portfolio will be invested in a maximum of 20 equity securities; between 0% - 100% of the Fund’s portfolio may be invested in cash and/or short-term investments.

➢  Up to 20% of the Fund’s portfolio may be invested in a single sector (currently there are ten sectors – Energy, Materials, Industrials, Consumer Discretionary, Consumer Staples, Healthcare, Financials, Information Technology, Utilities, and Telecommunication Services).

➢  All equity investments will be invested in stocks issued by companies with market capitalizations over $3 billion at the time of purchase.

➢  May invest up to 20% of the Fund’s net assets, plus any borrowings for investment purposes, in equity securities of foreign issuers through Depositary Receipts and similar investments that are traded on a U.S. stock exchange. Depositary receipts are issued by a bank that purchases shares of a non-U.S. company and issues shares based on the foreign holdings. Unsponsored depositary receipts are organized independently, without the cooperation of the issuer of the underlying securities. Types of depositary receipts include American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs trade on a U.S. exchange and thus are subject to registration and disclosure requirements under the Securities Acts of 1933 and Securities Exchange Act of 1934, each as amended, and GDRs trade on the London Stock Exchange.

Main types of securities in which the Fund may invest:

➢  Common stocks of U.S. companies, including real estate investment trusts (“REITS”)

➢  ADRs and GDRs

➢  Short-term money market securities, including cash, money market mutual funds, and Treasury Bills

•        In the section titled “Principal Investment Strategies, Risks and Performance” on pages 4-6, the following new risks are added in the sub-section “Principal Risks” that are in addition to risks already disclosed:

Non-Diversified Fund Risk. The Fund is “non-diversified” under the 1940 Act, and therefore is not required to meet certain diversification requirements under federal laws. The Fund may invest a greater percentage of its assets in the securities of an issuer. However, a decline in the value of a single investment could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Sector Concentration Risk. The Fund may invest a substantial portion of its assets within one or more economic sectors. To the extent the Fund is concentrated in one or more sectors, market or economic factors impacting those sectors could have a significant effect on the value of the Fund’s investments. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are less diversified across sectors. Since the benchmark’s sector weights influence the Fund’s sector exposure, the Fund may tend to be more heavily weighted in consumer discretionary, consumer staples, health care and information technology companies.

Consumer Discretionary Sector Risk. Companies in the consumer discretionary sector could be affected by, among other things, overall economic conditions, interest rates, consumer confidence, and disposable income. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and global economy, interest rates, competition and consumer confidence.

Consumer Staples Sector Risk. Companies in the consumer staples sector could be affected by, among other things, consumer tastes, government regulation, marketing, and consumer confidence. In addition, consumer staples companies may be subject to other factors affecting supply and demand, including performance of the overall domestic and global economy, interest rates, competition and consumer confidence and spending.

Health Care Sector Risk. Companies in the health care sector could be affected by, among other things, patent protection, government regulation, research and development costs, litigation, and competitive forces. In addition, companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restriction on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services.

Technology Sector Risk. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in product cycles, rapid product obsolescence, government regulation and competition. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. Companies in the information technology sector could be affected by, among other things, volatility in the companies’ growth rates, competition for qualified labor, and overall economic conditions.

Real Estate Investment Trusts (“REITs”) Risk. REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. REITs’ share prices may decline because of adverse developments affecting the real estate industry, including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

•        In the section titled “Principal Investment Strategies, Risks and Performance” on pages 4-6, the following risks are no longer applicable: (a) Derivatives Risk (including Options Risk); (b) ETF and Other Investment Company Risk; (c) Convertible Securities Risk; and (d) Preferred Securities Risk.

•        The section titled “Management” on page 7 should be deleted and replaced in its entirety as follows:

Management

Investment Adviser

The Adviser for the Fund is RiskX Investments, LLC (the “Adviser” or “RiskX Investments”) (formerly known as American Independence Financial Services, LLC).

Sub-Adviser

The Sub-Adviser for the Fund is Navellier & Associates, Inc. (“Navellier”).

Portfolio Management

Manager Name	Primary Title	Firm	Managed the Fund Since
Louis G. Navellier	Chief Investment Officer, Chief Executive Officer, and Chairman	Navellier	2016
Phillip Mitteldorf	Portfolio Manager	Navellier	2016

•        The entire section “Additional Information about the Fund’s Investment Strategies” on page 9 is deleted and replaced as follows:

Additional Information About the Fund’s Investment Strategies.

The investment objectives, principal investment strategies and primary risks of the Fund are discussed in the Fund’s Summary. Additional information on principal strategies can be found below and details on the various types of investments can be found in the Statement of Additional Information (“SAI”).

Investment Objective. The Fund’s primary investment objective is “fundamental”, which means that it may be changed only with the approval of Fund shareholders.

Investment Strategy. Navellier’s portfolio construction process uses three steps. The first step is the “Dynamic Asset Allocation” step which determines equity and cash positions based on current market conditions. The Fund’s equity exposure may vary between 0% and 100% depending on changes in the value of the S&P 500 Index. The Dynamic Asset Allocation model is calculated on a daily basis. The second step is the stock selection process in which a database will screen out companies based on several criteria, including those with market capitalizations of less than $3 billion; a beta greater than 1.8 (beta measures the sensitivity of the stock’s rate of return to the market rate of return); and a stock price less than $10, as well as other criteria. The third step is the portfolio construction based on the first two steps. The maximum number of securities at any one time will be 20. In this instance, the top two securities, based on the stock selection process, from each of the ten sectors (Energy, Materials, Industrials, Consumer Discretionary, Consumer Staples, Healthcare, Financials, Information Technology, Utilities, and Telecommunication Services) are chosen. At initial purchase, each security will be approximately 5% of the portfolio. Based on current market conditions, the percentage in a single sector will change and may be up to 20%. Rebalancing of the Fund’s portfolio can occur once a quarter or whenever there are large changes in the market. Navellier uses a Growth Opportunity Ratio (“GO Ratio”) in reviewing stocks, which shows what part of the stock’s current price is due to the belief in that company’s future growth opportunity value. If a stock has negative momentum or a negative GO Ratio, it is typically removed from the Fund’s portfolio. Stocks that reach extreme excess momentum are trimmed in a rebalancing of the portfolio or sold when a better candidate is found. One of the most significant changes from the Fund’s current strategy will be the ability to transition to a portfolio of 100% cash when the sub-adviser believes that market conditions are unfavorable to holding equity securities. The current Fund restrictions generally limit cash holdings to a maximum of 20% of the Fund’s net assets.

•        In the section “Related Risks” on pages 9-12, the following risks are added:

Non-Diversified Fund Risk. The Fund is “non-diversified” under the 1940 Act, and therefore is not required to meet certain diversification requirements under federal laws. The Fund may invest a greater percentage of its assets in the securities of an issuer. However, a decline in the value of a single investment could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Sector Concentration Risk. The Fund may invest a substantial portion of its assets within one or more economic sectors. To the extent the Fund is concentrated in one or more sectors, market or economic factors impacting those sectors could have a significant effect on the value of the Fund’s investments. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are less diversified across sectors. Since the benchmark’s sector weights influence the Fund’s sector exposure, the Fund may tend to be more heavily weighted in consumer discretionary, consumer staples, health care and information technology companies.

Consumer Discretionary Sector Risk. Companies in the consumer discretionary sector could be affected by, among other things, overall economic conditions, interest rates, consumer confidence, and disposable income. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and global economy, interest rates, competition and consumer confidence.

Consumer Staples Sector Risk. Companies in the consumer staples sector could be affected by, among other things, consumer tastes, government regulation, marketing, and consumer confidence. In addition, consumer staples companies may be subject to other factors affecting supply and demand, including performance of the overall domestic and global economy, interest rates, competition and consumer confidence and spending.

Health Care Sector Risk. Companies in the health care sector could be affected by, among other things, patent protection, government regulation, research and development costs, litigation, and competitive forces. In addition, companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restriction on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services.

Technology Sector Risk. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in product cycles, rapid product obsolescence, government regulation and competition. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. Companies in the information technology sector could be affected by, among other things, volatility in the companies’ growth rates, competition for qualified labor, and overall economic conditions.

Real Estate Investment Trusts (“REITs”) Risk. REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. REITs’ share prices may decline because of adverse developments affecting the real estate industry, including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

Cyber Security Risk. As the use of technology has become more prevalent in the course of business, the Fund has become more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions. Successful cyber-attacks and/or technological malfunctions affecting the Fund or its service providers can result in, among other things, financial losses to the Fund and its shareholders, the inability to process transactions with shareholders or other parties and the release of private shareholder information or confidential Fund information. While measures have been developed which are designed to reduce the risks associated with cyber security, there are inherent limitations in such measures and there is no guarantee those measures will be effective, particularly since the Fund does not directly control the cyber security measures of its service providers, financial intermediaries and companies in which it invests or with which it does business.

•        In the section “Related Risks” on pages 9-12, the following risks are deleted: Convertible Securities Risk, Preferred Securities Risk, ETF and Other Investment Company Risk, and Derivatives Risk.

•        In the section titled “Fund Management” on pages 12-13, the following should be added immediately after the information on the Investment Adviser:

Sub-Adviser. Navellier & Associates, Inc. (“Navellier”) also serves as sub-adviser to the AI Navellier Large Cap Growth Fund and the AI Navellier International Fund. Navellier is headquartered at 1 East Liberty, Suite 504, Reno, Nevada 89501. Navellier manages a variety of portfolios for institutional clients and as of March 31, 2016 had approximately $1.9 billion in assets under management.

Navellier and RiskX Investments are indirectly affiliated. Mr. John Coyle, Managing Director for Navellier, is also a member of the Board of RiskX Investments and has been granted an option plan whereby he would be an owner of the Adviser were he to exercise such options. No officer or Trustee of the Fund is an officer, employee, director, general partner or shareholder of Navellier or has any material direct or indirect interest in Navellier or any other person controlling, controlled by or under common control with Navellier.

During the fiscal year ended October 31, 2015, the Fund paid no commissions to brokers affiliated with Navellier.

Portfolio Management. The portfolio management team of Mr. Louis Navellier and Mr. Phillip Mitteldorf is primarily responsible for the day-to-day management of the Fund. Below is the biographical information for Messrs. Navellier and Mitteldorf:

Louis Navellier. Mr. Navellier founded Navellier and currently serves as its Chief Investment Officer, Chief Executive Officer, and Chairman. He is responsible for the management of individual portfolios, mutual funds, and institutional portfolios. Mr. Navellier also manages the AI Navellier Large Cap Growth Fund and the AI Navellier International Fund, other series in the American Independence Funds Trust. Mr. Navellier began publishing his quantitative analysis on growth stocks in 1980, and in 1987 he started managing private accounts for high-net-worth individuals, and shortly thereafter for public plans, Taft-Hartley plans, corporate pension funds, endowments, and foundations. Mr. Navellier received a B.S. in business administration and an M.B.A. in finance from California State University, Hayward.

Phillip Mitteldorf. Mr. Mitteldorf joined Navellier in 1995, has nearly 20 years of experience in the securities industry, and serves as a Portfolio Manager. He is a member of the Defensive Alpha management team. Mr. Mittledorf’s other responsibilities at Navellier include product development and project management. Mr. Mitteldorf received a B.S. in physiological psychology from the University of California, Santa Barbara, and earned his M.B.A. from the University of Nevada, Reno.

PROPOSAL 2: Approval to change the Fund’s diversification status from diversified to non-diversified

The shareholders of the Fund approved the proposed change in diversification status.  Effective immediately the Fund is considered a non-diversified fund. Changes to the Prospectus have been included in those sections already detailed above. Additionally, the change in diversification status is reflected in separate changes within the Fund’s Statement of Additional Information.

ADDITIONAL CHANGE FROM MEETING: Name change

The proxy materials for this Special Meeting of Shareholders was filed on April 11, 2016 and duly mailed on or about April 22nd. In the proxy, information was presented about a name change that was contingent upon approval of Navellier as sub-adviser to the Fund: “The Adviser has recommended that, upon the approval of Navellier as the sub-adviser, the Fund’s name be changed from the Rx Dynamic Stock Fund to the AI Navellier Defensive Alpha Fund. This name change impacts the Fund’s policy of investing at least 80% of its net assets, plus borrowings for investment purposes, in securities that are consistent with the Fund’s name (i.e. stocks or equity securities). A change in this policy requires a notice to shareholders at least 60 days in advance of the change.”

Therefore, effective June 29, 2016, the name of the Fund is AI Navellier Defensive Alpha Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE